SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13
or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2004

Doral Financial Corporation

(Exact name of registrant as specified in this charter)

Puerto Rico	0-17224	66-0312162

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico	00920-2717

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:            (787) 474-6700

ITEM 5. OTHER EVENTS
Item 7. Financial Statements and Exhibits
SIGNATURES
EX-1.1 UNDERWRITING AGREEMENT DATED AS OF JULY 15, 2004
EX-4.1 FLOATING RATE SENIOR NOTE DUE JULY 20, 2007
EX-5.1 OPINION OF PIETRANTONI MENDEZ & ALVAREZ LLP REGARDING DORAL SENIOR NOTES
EX-5.2 OPINION OF SULLIVAN & CROMWELL LLP
EX-8.1 OPINION OF PIETRANTONI MENDEZ & ALVAREZ LLP REGARDING TAX MATTERS

ITEM 5. OTHER EVENTS

     On July 20, 2004, Doral Financial Corporation closed the issuance and sale of $350,000,000 of its Floating Rate Senior Notes due July 20, 2007.

     The exhibits listed in Item 7 are hereby incorporated herein by reference.

Item 7. Financial Statements and Exhibits

1.1	Underwriting Agreement, dated as of July 15, 2004 between Doral Financial Corporation and Deutsche Bank Securities Inc.

4.1	Floating Rate Senior Note due July 20, 2007.

5.1	Opinion of Pietrantoni Mendez & Alvarez LLP regarding the Doral Financial Corporation Senior Notes.

5.2	Opinion of Sullivan & Cromwell LLP regarding the Doral Financial Corporation Senior Notes.

8.1	Opinion of Pietrantoni Mendez & Alvarez LLP regarding tax matters.

23.1	Consents of Counsel (included in Exhibits 5.1 and 5.2).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

By:	/s/ Mario S. Levis

Mario S. Levis
Senior Executive Vice
President and Treasurer

Date: July 20, 2004

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